Business Acquisition and Contingent Consideration	12 Months Ended
Mar. 31, 2016
Business Combinations [Abstract]
Business Acquisition and Contingent Consideration

2. BUSINESS ACQUISITION AND CONTINGENT CONSIDERATION

On July 24, 2012 the Company purchased from Boston Scientific Corporation (“BSC”), in a taxable transaction, all of the assets, relating to the Prolieve Thermodilatation System (“Prolieve”), a FDA approved device for the treatment of Benign Prostatic Hyperplasia (“BPH”). The total purchase consideration consisted of the following:

Cash	$2,535,610
Fair value of contingent consideration	1,126,505

Total consideration	$3,662,115

The maximum amount of $2,500,000 is payable as contingent consideration pursuant to the terms of the agreement. The fair value of the contingent consideration was determined by calculating its present value based on its payment terms using an interest rate of 24% (our estimated unsecured borrowing rate). The contingent consideration is payable quarterly at a rate of 10% of sales of Prolieve products. As of March 31, 2016, $1,257,995 of royalties is due to BSC of which $1,144,313 is past due.

The activity of the contingent consideration obligation for the years ending March 31, 2016, 2015 and 2014 and the allocation is as follows:

	Non Contingent	Contingent	Total
Activity is as follows:
Balance at April 1, 2013	$180,597	$890,020	$1,070,617
Less: payments	(309,133)	—	(309,133)
Change in fair market value	538,397	282,634	821,031

Balance at March 31, 2014	409,861	1,172,654	1,582,515
Less: payments	—	—	—
Change in fair market value	421,771	(141,475)	280,296

Balance at March 31, 2015	831,632	1,031,179	1,862,811
Less: payments	—	—	—
Change in fair market value	426,363	(272,226)	154,137

Balance at March 31, 2016	$1,257,995	$758,953	$2,016,948

Allocated as follows:
Payable to Boston Scientific Corp.	$1,257,995	$—	$1,257,995

Contingent consideration – current	$—	$461,211	$461,211

Contingent consideration – non current	$—	$297,742	$297,742